For Ministry Use Only
À l'usage exclusif du ministère

Ministry of Government Services — Ministère des Services gouvernementaux
Ontario

CERTIFICATE
This is to certify that these articles are effective on

CERTIFICAT
Ceci certifie que les présents statuts entrent en vigueur le

JULY 29 JUILLET, 2008

Director / Directrice
Business Corporations Act / Loi sur les sociétés par actions

Ontario Corporation Number
Numéro de la société en Ontario

1774119

Form 1 Business Corporations Act

Formule 1 Loi sur les sociétés par actions

ARTICLES OF INCORPORATION
STATUTS CONSTITUTIFS

1. The name of the corporation is: (Set out in BLOCK CAPITAL LETTERS)
Dénomination sociale de la société : (Écrire en LETTRES MAJUSCULES SEULEMENT)

1774119 ONTARIO LIMITED

2. The address of the registered office is:
Adresse du siège social :

309 Court Street South

(Street & Number or R.R. Number & if Multi-Office Building give Room No.)
(Rue et numéro ou numéro de la R.R. et, s'il s'agit d'un édifice à bureaux, numéro du bureau)

Thunder Bay, Ontario — ONTARIO — P 7 B 2 Y 1

(Name of Municipality or Post Office) *(Nom de la municipalité ou du bureau de poste)* — (Postal Code) *(Code postal)*

3. Number of directors is/are:
Nombre d'administrateurs :

Fixed number / *Nombre fixe*:

OR minimum and maximum / *OU minimum et maximum*: 1 — 9

4. The first director(s) is/are:
Premier(s) administrateur(s) :

First name, middle names and surname *Prénom, autres Prénoms et nom de famille*	Address for service, giving Street & No. or R.R. No., Municipality, Province, Country and Postal Code *Domicile élu, y compris la rue et le numéro, le numéro de la R.R. ou le nom de la municipalité, la province, le pays et le code postal*	Resident Canadian? Yes or No *Résident canadien? Oui/Non*
Aubrey John Eveleigh	4040 Vanguard Avenue Thunder Bay, Ontario P7K 1C9	Yes

5. Restrictions, if any, on business the corporation may carry on or on powers the corporation may exercise.
Limites, s'il y a lieu, imposées aux activités commerciales ou aux pouvoirs de la société.

There shall be no restrictions on the business the Corporation may carry on or on the powers the Corporation may exercise.

6. The classes and any maximum number of shares that the corporation is authorized to issue:
Catégories et nombre maximal, s'il y a lieu, d'actions que la société est autorisée à émettre :

The Corporation shall be authorized to issue an unlimited number of common shares without nominal or par value which shall be designated as common shares without nominal or par value.

7. Rights, privileges, restrictions and conditions (if any) attaching to each class of shares and directors authority with respect to any class of shares which may be issued in series:
Droits, privilèges, restrictions et conditions, s'il y a lieu, rattachés à chaque catégorie d'actions et pouvoirs des administrateurs relatifs à chaque catégorie d'actions qui peut être émise en série :

N/A

8. The issue, transfer or ownership of shares is/is not restricted and the restrictions (if any) are as follows:
L'émission, le transfert ou la propriété d'actions est/n'est pas restreint. Les restrictions, s'il y a lieu, sont les suivantes :

Transferring Shares

The transfer of shares of the Corporation shall be restricted in that no share or shares in the capital stock of the Corporation may be transferred without either:

a) the sanction of the Board of Directors of the Corporation expressed by a resolution passed at a meeting of the Board of Directors or by an instrument or instruments in writing signed by a majority of the Board of Directors; or

b) the sanction of the holders of at least 15% of the shares of the Corporation for the time being outstanding and having at such time voting rights for all purposes, evidence by a resolution passed at a meeting of the holders of the shares of the Corporation or by an instrument or instruments in writing signed by the holders of majority of such voting shares;

provided, however, that, if any transfer shall be entered on the books of the Corporation prior to approval thereof as aforesaid, such transfer shall, upon such approval, be deemed to have been valid from the time the transfer was initially made.

Number of Shares

The number of shareholders of the Corporation (exclusive of persons who are in its employment and exclusive of persons who, having been formerly in the employment of the Corporation, were while in that employment and have continued after the termination of that employment to be shareholders of the Corporation) is limited to not more than fifty (50), two or more persons who are the registered owners of one or more shares being counted as one shareholder.

No Public Offering

Any invitation to the public to subscribe for the securities of the Corporation is hereby prohibited.

9. Other provisions if any:
Autres dispositions, s'il y a lieu :

Borrowing

The Board of Directors may from time to time, in such amounts and on such terms as it deems expedient, without the authorization of the shareholders of the Corporation:

a) borrow money upon the credit of the Corporation;
b) issue, reissue, sell or pledge debt obligations of the Corporation;
c) subject to Section 20 of the Business Corporations Act (Ontario), give a guarantee on behalf of the Corporation to secure performance of an obligation of any person; and
d) by authentic deed or otherwise, charge, mortgage, hypothecate, pledge or otherwise create a security interest in all or any currently owned or subsequently acquired real or personal, movable or immovable property of the corporation (including book debts, rights, powers, franchises and undertaking) to secure any debt obligations or any money borrowed or other debt or liability of the Corporation.

The Board of Directors may from time to time by resolution delegate to such one or more of the directors and/or officers of the Corporation as may be designated by the Board of Directors all or any of the powers conferred on the Board of Directors above to such extent and in such manner as the Board of Directors shall determine at the time of such delegation.

Lien on Shares

Provided that the Corporation is not an offering corporation, the Corporation shall have a lien on the shares of the corporation registered in the name of the shareholder who is indebted to the Corporation (hereinafter called the "Indebted Shareholder") to the extent of the amount of such debt (the shares of the Corporation in respect of which any such lien exists being hereinafter called the "Encumbered Shares"). For the purposes of enforcing the foregoing lien in respect of the Encumbered Shares owned by an Indebted Shareholder, the Corporation may, upon twenty-one(21) days' prior written notice the the Indebted Shareholder:

a) where the Encumbered Shares are redeemable pursuant to these Articles, redeem the Encumbered Shares;

b) subject to the Business Corporations Act (Ontario), purchase the Encumbered Shares for Cancellation for a price of equal to the book value thereof, or

c) sell by public auction or private sale any or all of the Encumbered Shares owned by such Indebted Shareholder at such price, at such time or times and upon such terms as the Corporation may deem appropriate in the circumstances.

The net proceeds of any such redemption, sale or sales (after deduction of all applicable costs of sale, including professional fees) may be applied by the Corporation in reduction of the indebtedness owed to the Corporation by such Indebted Shareholder. A certificate signed by any officers of the Corporation to the effect that the Corporation has complied with the foregoing procedures shall thereupon, without further action by the Corporation or the Indebted Shareholder,

Be deemed to effect a cancellation of the certificate representing the Encumbered shares, and the Corporation may issue a new certificate of certificates to the transferee of such Encumbered Shares representing such of the Encumbered Shares which were so sold. The Indebted Shareholder shall have no claim against the Corporation other than a claim for the balance of the proceeds of redemption or sale of the Encumbered Shares, if any.

The Board of Directors of the Corporation may, if it wishes not to sell or redeem the Encumbered Shares, refuse to permit the registration of a transfer of the Encumbered Shares until the debt is paid.

10. The names and addresses of the incorporators are:
Noms et adresses des fondateurs :

First name, middle names and surname or corporate name *Prénom, autres prénoms et nom de famille ou dénomination sociale*	Full address for service or if a corporation, the address of the registered or head office giving street & No. or R.R. No., municipality, province, country and postal code *Domicile élu au complet ou, dans le cas d'une société, adresse du siège social ou adresse de l'établissement principal, y compris la rue et le numéro ou le numéro de la R.R., la municipalité, la province, le pays et le code postal*
Aubrey John Eveleigh	4040 Vanguard Avenue Thunder Bay, Ontario P7K 1C9

These articles are signed in duplicate.
Les présents statuts sont signés en double exemplaire.

Full name(s) and signature(s) of incorporator(s). In the case of a corporation set out the name of the corporation and the name and office of the person signing on behalf of the corporation
Nom(s) au complet et signature(s) du ou des fondateurs. Si le fondateur est une société, indiquer la dénomination sociale et le nom et le titre de la personne signant au nom de la société

[signature]
Signature / signature

AUBREY EVELEIGH, President
Name of incorporator (or corporation name & signatories name and office)
Nom du fondateur (ou dénomination sociale et nom et titre du signataire)

Signature / signature

Name of incorporator (or corporation name & signatories name and office)
Nom du fondateur (ou dénomination sociale et nom et titre du signataire)

Signature / signature

Name of incorporator (or corporation name & signatories name and office)
Nom du fondateur (ou dénomination sociale et nom et titre du signataire)

Signature / signature

Name of incorporator (or corporation name & signatories name and office)
Nom du fondateur (ou dénomination sociale et nom et titre du signataire)

For Ministry Use Only
À l'usage exclusif du ministère

Ministry of Government Services / Ministère des Services gouvernementaux
Ontario

Ontario Corporation Number
Numéro de la société en Ontario

1774119

CERTIFICATE / CERTIFICAT
This is to certify that these articles are effective on / Ceci certifie que les présents statuts entrent en vigueur le

NOVEMBER 2 4 NOVEMBRE, 2009

Director / Directrice
Business Corporations Act / Loi sur les sociétés par actions

Form 3
Business Corporations Act

Formule 3
Loi sur les sociétés par actions

ARTICLES OF AMENDMENT
STATUTS DE MODIFICATION

1. The name of the corporation is: (Set out in BLOCK CAPITAL LETTERS)
Dénomination sociale actuelle de la société (écrire en LETTRES MAJUSCULES SEULEMENT) :

1774119 ONTARIO LIMITED

2. The name of the corporation is changed to (if applicable): (Set out in BLOCK CAPITAL LETTERS)
Nouvelle dénomination sociale de la société (s'il y a lieu) (écrire en LETTRES MAJUSCULES SEULEMENT) :

ZENYATTA VENTURES LTD.

3. Date of incorporation/amalgamation:
Date de la constitution ou de la fusion :

2008 - July - 29

(Year, Month, Day)
(année, mois, jour)

4. **Complete only if there is a change in the number of directors or the minimum / maximum number of directors.**
Il faut remplir cette partie seulement si le nombre d'administrateurs ou si le nombre minimal ou maximal d'administrateurs a changé.

Number of directors is/are: / Nombre d'administrateurs :
Number / Nombre

or / ou

minimum and maximum number of directors is/are: / nombres minimum et maximum d'administrateurs :
minimum and maximum / minimum et maximum

5. The articles of the corporation are amended as follows:
Les statuts de la société sont modifiés de la façon suivante :

1. The provisions of paragraph 1, which sets out the name of the corporation, are hereby AMENDED by DELETING the name "1774119 ONTARIO LIMITED" and by ADDING the name "ZENYATTA VENTURES LTD."

Document prepared using *Fast Company*, by Do Process Software Ltd., Toronto, Ontario, 416.322.6111 ...67.7648

07119 (2008/06)

6. The amendment has been duly authorized as required by sections 168 and 170 (as applicable) of the *Business Corporations Act*.
La modification a été dûment autorisée conformément aux articles 168 et 170 (selon le cas) de la *Loi sur les sociétés par actions*.

7. The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on
Les actionnaires ou les administrateurs (selon le cas) de la société ont approuvé la résolution autorisant la modification le

2009 - November - 16

(Year, Month, Day)
(année, mois, jour)

These articles are signed in duplicate.
Les présents statuts sont signés en double exemplaire.

1774119 ONTARIO LIMITED

(Print name of corporation from Article 1 on page 1)
(Veuillez écrir le nom de la société de l'article un à la page une).

By/
Par:

(Signature)
(Signature)

Aubrey John Eveleigh

President

(Description of Office)
(Fonction)

For Ministry Use Only
À l'usage exclusif du ministère

Ministry of Government Services / Ministère des Services gouvernementaux
Ontario

CERTIFICATE / **CERTIFICAT**

This is to certify that these articles are effective on / Ceci certifie que les présents statuts entrent en vigueur le

JANUARY 2 6 JANVIER, 2010

Director / Directrice
Business Corporations Act / Loi sur les sociétés par actions

Ontario Corporation Number
Numéro de la société en Ontario

1774119

Form 3
Business Corporations Act

Formule 3
Loi sur les sociétés par actions

ARTICLES OF AMENDMENT
STATUTS DE MODIFICATION

1. The name of the corporation is: (Set out in BLOCK CAPITAL LETTERS)
Dénomination sociale actuelle de la société (écrire en LETTRES MAJUSCULES SEULEMENT) :

ZENYATTA VENTURES LTD.

2. The name of the corporation is changed to (if applicable): (Set out in BLOCK CAPITAL LETTERS)
Nouvelle dénomination sociale de la société (s'il y a lieu) (écrire en LETTRES MAJUSCULES SEULEMENT) :

3. Date of incorporation/amalgamation:
Date de la constitution ou de la fusion :

2008 - July - 29

(Year, Month, Day)
(année, mois, jour)

4. **Complete only if there is a change in the number of directors or the minimum / maximum number of directors.**
Il faut remplir cette partie seulement si le nombre d'administrateurs ou si le nombre minimal ou maximal d'administrateurs a changé.

Number of directors is/are: / Nombre d'administrateurs :		minimum and maximum number of directors is/are: / nombres minimum et maximum d'administrateurs :	
Number / Nombre		minimum / minimum	maximum / maximum
	or / ou		

5. The articles of the corporation are amended as follows:
Les statuts de la société sont modifiés de la façon suivante :

1. The provisions of paragraph 8, which sets out the restrictions on the issue, transfer or ownership of shares, are hereby AMENDED by DELETING the provisions of paragraph 8 in their entirety, and by ADDING the following:

"NONE"

07119 (2008/06)

6. The amendment has been duly authorized as required by sections 168 and 170 (as applicable) of the *Business Corporations Act*.
La modification a été dûment autorisée conformément aux articles 168 et 170 (selon le cas) de la *Loi sur les sociétés par actions.*

7. The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on
Les actionnaires ou les administrateurs (selon le cas) de la société ont approuvé la résolution autorisant la modification le

2010 - January - 05

(Year, Month, Day)
(année, mois, jour)

These articles are signed in duplicate.
Les présents statuts sont signés en double exemplaire.

ZENYATTA VENTURES LTD.

(Print name of corporation from Article 1 on page 1)
(Veuillez écrir le nom de la société de l'article un à la page une).

By/
Par:

(Signature)
(Signature)

President

(Description of Office)
(Fonction)

For Ministry Use Only
À l'usage exclusif du ministère

Ontario Corporation Number
Numéro de la société en Ontario

1774119

Ministry of Government Services
Ontario

Ministère des Services gouvernementaux

CERTIFICATE
This is to certify that these articles are effective on

CERTIFICAT
Ceci certifie que les présents statuts entrent en vigueur le

AUGUST 18 AOÛT, 2010

Director / Directrice
Business Corporations Act / Loi sur les sociétés par actions

Form 3
Business Corporations Act

Formule 3
Loi sur les sociétés par actions

ARTICLES OF AMENDMENT
STATUTS DE MODIFICATION

1. The name of the corporation is: (Set out in BLOCK CAPITAL LETTERS)
Dénomination sociale actuelle de la société (écrire en LETTRES MAJUSCULES SEULEMENT) :

ZENYATTA VENTURES LTD.

2. The name of the corporation is changed to (if applicable): (Set out in BLOCK CAPITAL LETTERS)
Nouvelle dénomination sociale de la société (s'il y a lieu) (écrire en LETTRES MAJUSCULES SEULEMENT) :

3. Date of incorporation/amalgamation:
Date de la constitution ou de la fusion :

2008/07/29

(Year, Month, Day)
(année, mois, jour)

4. **Complete only if there is a change in the number of directors or the minimum / maximum number of directors.**
Il faut remplir cette partie seulement si le nombre d'administrateurs ou si le nombre minimal ou maximal d'administrateurs a changé.

Number of directors is/are:
Nombre d'administrateurs :

minimum and maximum number of directors is/are:
nombres minimum et maximum d'administrateurs :

Number
Nombre

or
ou

minimum and maximum
minimum et maximum

5. The articles of the corporation are amended as follows:
Les statuts de la société sont modifiés de la façon suivante :

Section 9 of the Articles of the Corporation is hereby amended to remove all of the provisions therein, including the provisions relating to borrowing and lien on shares, and to replace those provisions with "None".

6. The amendment has been duly authorized as required by sections 168 and 170 (as applicable) of the *Business Corporations Act*.
La modification a été dûment autorisée conformément aux articles 168 et 170 (selon le cas) de la *Loi sur les sociétés par actions*.

7. The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on
Les actionnaires ou les administrateurs (selon le cas) de la société ont approuvé la résolution autorisant la modification le

2010/01/28

(Year, Month, Day)
(année, mois, jour)

These articles are signed in duplicate.
Les présents statuts sont signés en double exemplaire.

ZENYATTA VENTURES LTD.

(Print name of corporation from Article 1 on page 1)
(Veuillez écrir le nom de la société de l'article un à la page une).

By/
Par :

(Signature)
(Signature)

President

(Description of Office)
(Fonction)

For Ministry Use Only
À l'usage exclusif du ministère

Ontario Corporation Number
Numéro de la société en Ontario

001774119

Ministry of Government and Consumer Services
Ministère des Services gouvernementaux et des Services aux consommateurs

Ontario

CERTIFICATE
This is to certify that these articles are effective on

CERTIFICAT
Ceci certifie que les présents statuts entrent en vigueur le

JANUARY 0 1 JANVIER, 2019

Barbara Bachitt (17)

Director / Directrice
Business Corporations Act / Loi sur les sociétés par actions

Form 3
Business Corporations Act

Formule 3
Loi sur les sociétés par actions

ARTICLES OF AMENDMENT
STATUTS DE MODIFICATION

1. The name of the corporation is: (Set out in BLOCK CAPITAL LETTERS)
Dénomination sociale actuelle de la société (écrire en LETTRES MAJUSCULES SEULEMENT) :

ZENYATTA VENTURES LTD.

2. The name of the corporation is changed to (if applicable): (Set out in BLOCK CAPITAL LETTERS)
Nouvelle dénomination sociale de la société (s'il y a lieu) (écrire en LETTRES MAJUSCULES SEULEMENT) :

ZEN GRAPHENE SOLUTIONS LTD.

3. Date of incorporation/amalgamation:
Date de la constitution ou de la fusion :

2008/07/29

(Year, Month, Day)
(année, mois, jour)

4. **Complete only if there is a change in the number of directors or the minimum / maximum number of directors.**
Il faut remplir cette partie seulement si le nombre d'administrateurs ou si le nombre minimal ou maximal d'administrateurs a changé.

Number of directors is/are: / Nombre d'administrateurs :

minimum and maximum number of directors is/are: / nombres minimum et maximum d'administrateurs :

Number / Nombre ______ or / ou minimum and maximum / minimum et maximum ______ ______

5. The articles of the corporation are amended as follows:
Les statuts de la société sont modifiés de la façon suivante :

To change the name of the Corporation from "Zenyatta Ventures Ltd." to "ZEN Graphene Solutions Ltd."

6. The amendment has been duly authorized as required by sections 168 and 170 (as applicable) of the *Business Corporations Act*.
La modification a été dûment autorisée conformément aux articles 168 et 170 (selon le cas) de la *Loi sur les sociétés par actions*.

7. The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on
Les actionnaires ou les administrateurs (selon le cas) de la société ont approuvé la résolution autorisant la modification le

2018/09/27
(Year, Month, Day)
(année, mois, jour)

These articles are signed in duplicate.
Les présents statuts sont signés en double exemplaire.

ZENYATTA VENTURES LTD.

(Print name of corporation from Article 1 on page 1)
(Veuillez écrir le nom de la société de l'article un à la page une).

By/
Par: [signature]

(Signature)
(Signature)

CHIEF FINANCIAL OFFICER
(Description of Office)
(Fonction)

Ontario

Ministry of Government and Consumer Services
Ministère des Services gouvernementaux et des Services aux consommateurs

Certificate of Amendment

Certificat de modification

Business Corporations Act

Loi sur les sociétés par actions

ZENTEK LTD.

Corporation Name / Dénomination sociale

1774119

Ontario Corporation Number / Numéro de société de l'Ontario

This is to certify that these articles are effective on

La présente vise à attester que ces statuts entreront en vigueur le

October 28, 2021 / 28 octobre 2021

Barbara Duckitt

Director / Directeur
Business Corporations Act / Loi sur les sociétés par actions

The Certificate of Amendment is not complete without the Articles of Amendment

Certified a true copy of the record of the Ministry of Government and Consumer Services.

Barbara Duckitt

Director/Registrar

Ce certificat de modification n'est pas complet s'il ne contient pas les statuts de modification

Copie certifiée conforme du dossier du ministère des Services gouvernementaux et des Services aux consommateurs.

Barbara Duckitt

Directeur ou registrateur

Ontario

Ministry of Government and
Consumer Services

Articles of Amendment

Business Corporations Act

Corporation Name (Date of Incorporation/Amalgamation)
ZEN GRAPHENE SOLUTIONS LTD. (July 29, 2008)

1. The name of the corporation is changed to:
ZENTEK LTD.

2. The number of directors or the minimum/maximum number of directors are amended as follows:
Not amended

3. The articles are amended as follows:

A. Restrictions, if any, on business the corporation may carry on or on powers the corporation may exercise. If none, enter "None":
Not amended

B. The classes and any maximum number of shares that the corporation is authorized to issue:
Not amended

C. Rights, privileges, restrictions and conditions (if any) attaching to each class of shares and directors' authority with respect to any class of shares which may be issued in series. If there is only one class of shares, enter "Not Applicable":
Not amended

D. The issue, transfer or ownership of shares is/is not restricted and the restrictions (if any) are as follows. If none, enter "None":
Not amended

E. Other provisions:
Not amended

4. The amendment has been duly authorized as required by sections 168 and 170 (as applicable) of the Business Corporations Act.

5. The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on:
September 27, 2021

The articles have been properly executed by the required person(s).

Supporting Information - Nuans Report Information

Nuans Report Reference #	121390670
Nuans Report Date	September 30, 2021